EXHIBIT 99.1

News Release

November 18, 2013

Ashland Inc. appoints Stephen F. Kirk to board of directors
Expands board from 11 to 12 directors

COVINGTON, Ky. – Ashland Inc. (NYSE: ASH) today announced the appointment of Stephen F. Kirk, former senior vice president and chief operating officer of The Lubrizol Corporation, to its board of directors effective immediately.

Kirk has been appointed to the class of directors that will stand for election at the Company’s 2014 Annual Meeting. With his appointment, Ashland has expanded its board from 11 to 12 directors, 11 of whom are independent.

“We are pleased to welcome Steve to our board and look forward to his insights and contributions,” said James J. O'Brien, Ashland chairman and chief executive officer. “His extensive operations and leadership experience in the chemicals industry, including 40 years at Lubrizol, will be invaluable as we continue to execute on our growth initiatives and enhance Ashland’s competitive position. With respect to our overall corporate strategy, as we announced earlier this month, we are engaged in a process to sell our Water Technologies and elastomers businesses. Going forward, our Board and management team will continue to review our entire portfolio of assets in order to maximize value for our shareholders. Our goal is to best position Ashland as a premier specialty chemicals company with sustained sales and earnings growth and EBITDA margins that rank among the top quartile of our peer group.”

“I am honored to join Ashland’s board of directors,” said Kirk. “Ashland is a leading global specialty chemicals company, and I am pleased to be part of it. I look forward to working with my fellow directors to generate value for all Ashland shareholders.”

In connection with the appointment of Kirk to Ashland’s board, JANA Partners LLC, the company’s second-largest shareholder, has advised Ashland that it will support the company’s slate of directors, including Kirk, at the Company’s 2014 Annual Meeting. JANA owns approximately 9 percent of Ashland’s outstanding shares.

“We invested in Ashland because of the high quality of its assets and the company’s ongoing positive transformation,” said Barry Rosenstein, JANA’s founder and managing partner. “We support Jim O’Brien and his team and the company’s direction under his leadership. We believe that all Ashland shareholders will benefit from Steve Kirk’s experience as the company pursues value-creating strategic initiatives and enhances its operational efficiency, including through its ongoing portfolio review and the recently announced global restructuring program that we are confident will significantly improve Ashland’s earnings and competitiveness.”

About Stephen F. Kirk
Stephen Kirk brings extensive global chemical industry experience to Ashland’s board, having served in a series of senior management roles during a distinguished 40-year career at Lubrizol. Kirk served as chief operating officer of Lubrizol from 2008 until his retirement in late 2011 following the company’s acquisition by Berkshire Hathaway. Prior to that, Kirk served as corporate senior vice president and president of Lubrizol Additives, from 2004 to 2008. From 1996 through 2004, he held senior roles in sales and marketing.

In addition, Kirk served on the board of Robbins & Myers until its recent acquisition by National Oilwell Varco. Kirk currently serves as Executive in Residence at the Monte Ahuja College of Business at Cleveland State University and as chairman of the Cleveland State University Foundation Board and a member of the Cleveland State University board of trustees. He earned bachelor’s and master’s degrees in chemical engineering from Cornell University, as well as an MBA from Cleveland State University.

About Ashland Inc.
In more than 100 countries, the people of Ashland Inc. (NYSE: ASH) provide the specialty chemicals, technologies and insights to help customers create new and improved products for today and sustainable solutions for tomorrow. Our chemistry is at work every day in a wide variety of markets and applications, including architectural coatings, automotive, construction, energy, food and beverage, personal care, pharmaceutical, tissue and towel, and water treatment. Visit ashland.com to see the innovations we offer through our four commercial units – Ashland Specialty Ingredients, Ashland Water Technologies, Ashland Performance Materials and Ashland Consumer Markets.

About JANA Partners LLC
Founded in 2001, JANA Partners LLC is a value-oriented investment advisor specializing in event-driven investing exclusively for qualified investors.  JANA Partners is registered as an Investment Advisor with the U.S. Securities and Exchange Commission.

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Forward-Looking Statement
This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Ashland has identified some of these forward-looking statements with words such as “anticipates,” “believes,” “expects,” “estimates,” “may,” “will,” “should,” “intends” and “goal” and the negatives of these words or other comparable terminology. In addition, Ashland may from time to time make forward-looking statements in its filings with the Securities and Exchange Commission (SEC), news releases and other written and oral communications. These forward-looking statements are based on Ashland’s expectations and assumptions, as of the date such statements are made, regarding Ashland’s future operating performance and financial condition, the economy and other future events or circumstances. Ashland’s expectations and assumptions include, without limitation, internal forecasts and analyses of current and future market conditions and trends, management plans and strategies, operating efficiencies and economic conditions (such as prices, supply and demand, cost of raw materials, and the ability to recover raw-material cost increases through price increases), and risks and uncertainties associated with the following: Ashland’s substantial indebtedness (including the possibility that such indebtedness and related restrictive covenants may adversely affect Ashland’s future cash flows, results of operations, financial condition and its ability to repay debt), the potential sale transactions involving Ashland Water Technologies and the elastomers business (including the possibility that one or both transactions may not occur or that, if a transaction does occur, Ashland may not realize the anticipated benefits from such transaction), Ashland’s ability to generate sufficient cash to finance its stock repurchase plans, severe weather, natural disasters, and legal proceedings and claims (including environmental and asbestos matters). Various risks and uncertainties may cause actual results to differ materially from those stated, projected or implied by any forward-looking statements, including, without limitation, risks and uncertainties affecting Ashland that are described in its most recent Form 10-K (including Item 1A Risk Factors) filed with the SEC, which is available on Ashland’s website at  http://investor.ashland.com or on the SEC’s website at www.sec.gov.  Ashland believes its expectations and assumptions are reasonable, but there can be no assurance that the expectations reflected herein will be achieved. Ashland undertakes no obligation to subsequently update any forward-looking statements made in this news release or otherwise except as required by securities or other applicable law.

Important Additional Information
Ashland and its directors, executive officers and certain employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from Ashland shareholders in connection with Ashland’s 2014 Annual Meeting of Shareholders. Information about Ashland’s directors and certain executive officers and their ownership of Ashland shares is set forth in the proxy statement for Ashland’s 2013 Annual Meeting of Shareholders, which was filed with the SEC on December 6, 2012.

Investors can obtain more information when the proxy statement in connection with the solicitation of proxies for Ashland’s 2014 Annual Meeting of Shareholders becomes available. This proxy statement, and any other documents filed by Ashland with the SEC, may be obtained free of charge at the SEC web site at www.sec.gov. The proxy statement and such other documents may also be obtained free of charge on Ashland’s web site at http://investor.ashland.com, or by contacting Ashland Inc. at 859-815-3333, or 50 E. RiverCenter Boulevard, P.O. Box 391, Covington, Kentucky 41012-0391. Investors should read the proxy statement carefully when it becomes available, before making any voting or investment decision because it will contain important information.

FOR FURTHER INFORMATION:

Investor Relations:
Jason Thompson
+1 (859) 815-4454
jlthompson@ashland.com

Media Relations:
Gary Rhodes
+1 (859) 815-3047
glrhodes@ashland.com